SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JULY 7, 2003



                        SUPERCONDUCTIVE COMPONENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Ohio                         0-31641                     31-0121318
(STATE OR OTHER           (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                             1145 Chesapeake Avenue
                              Columbus, Ohio 43212
                                 (614) 486-0261

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         On July 1, 2003, Superconductive Components, Inc. (the "Company") issued a press release entitled, "SUPERCONDUCTIVE COMPONENTS, INC. ANNOUNCES COMPLETION OF FINANCINGS," announcing the completion of two private financing transactions on June 30, 2003, including the issuance of convertible promissory notes for $600,000 of cash and redemption of the Company's entire $129,770 obligation on its Series A redeemable convertible preferred stock. A copy of the Company's press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7. EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                  Description

                99.1 Press Release, dated July 1, 2003, entitled "SUPERCONDUCTIVE COMPONENTS, INC. ANNOUNCES COMPLETION OF FINANCINGS."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUPERCONDUCTIVE COMPONENTS, INC.


Date:  July 7, 2003                        By:   /s/ Daniel Rooney
                                                    Daniel Rooney, President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

             Exhibit No.                  Description

                99.1 Press Release, dated July 1, 2003, entitled "SUPERCONDUCTIVE COMPONENTS, INC. ANNOUNCES COMPLETION OF FINANCINGS."